REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "AGREEMENT") is made and entered into by and among ADVAXIS, INC., a Colorado corporation (the "COMPANY"), and the investors and other persons and entities signatory hereto (each a "INVESTOR" and collectively, the "INVESTORS"), as of November 12, 2004.

            This Agreement is made pursuant to and in connection with the Securities Purchase Agreement, dated as of the date herewith among the Company and certain of the Investors (the "PURCHASE AGREEMENT").

            The Company and the Investors hereby agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

            "EFFECTIVE DATE" means the date that a Registration Statement filed pursuant to Section 2(a) is first declared effective by the SEC.

            "EFFECTIVENESS DATE" means: with respect to any Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (a) the 60th day following the applicable Filing Date; provided, that, if the SEC reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the SEC, then the Effectiveness Date under this clause (a)(i) shall be the 90th day following the applicable Filing Date, and (b) the fifth Trading Day following the date on which the Company is notified by the SEC that any such Registration Statement will not be reviewed or is no longer subject to further review and comments

            "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a).

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FILING DATE" means (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the later of (i) the 30th day following the Initial Closing Date (as defined in the Purchase Agreement); (ii) the 5th day following the last Subsequent Closing (as defined in the Purchase Agreement) and (iii) the 5th day following the date referred to in Section 6.1(a)(iii) of the Purchase Agreement, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(a), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

            "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "INDEMNIFIED  PARTY"  shall  have the  meaning  set forth in Section
5(c).

            "INDEMNIFYING  PARTY"  shall have the  meaning  set forth in Section
5(c).

            "LOSSES" shall have the meaning set forth in Section 5(a).

            "PENALTY SHARES" SHALL have the meaning set forth in Section 2(b).

            "PROCEEDING"  means  an  action,   claim,  suit,   investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

            "PROSPECTUS"  means  the  prospectus   included  in  a  Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" means (a) the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement, (b) shares of Common Stock issued or issuable upon exercise of the Warrants issued to the Investors pursuant to the Purchase Agreement, (c) shares of Common Stock issued to Sunrise Securities Corp. ("SUNRISE"), and/or its designee(s), (d) shares of Common Stock issued or issuable upon exercise of warrants issued to Sunrise and/or its designee(s), (e) shares of Common Stock issued or issuable to the Persons identified on Schedule A attached hereto, (f) shares of Common Stock issued or issuable upon exercise of warrants issued to the Persons identified on Schedule A attached hereto, (g) Penalty Shares, and (h) all shares of Common stock issued or issuable in respect of the shares referred to in subsection (a) through (g) above by virtue of any stock split, stock dividend, recapitalization or similar event.

            "REGISTRATION STATEMENT" means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

            "RULE 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            "RULE 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.


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

            "RULE 424" means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            "SEC" means the Securities and Exchange Commission.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

      2. Registration.

            (a) On or prior to the applicable Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. If for any reason the SEC does not permit all of the Registrable Securities to be included in such Registration Statement, then the Company shall prepare and file with the SEC a separate Registration Statement with respect to any such Registrable Securities not included in the initial Registration Statement, as expeditiously as possible, but in no event later than the applicable Filing Date. The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its best efforts to keep each such Registration Statement effective under the Securities Act until the date which is three years after the Effectiveness Date for such Registration Statement, or such earlier date as of which all of the Registrable Securities registered for resale thereunder have been sold (the "EFFECTIVENESS PERIOD").

            (b) If: a Registration Statement is not declared effective by the SEC on or prior to its required Effectiveness Date, (any such failure or breach being referred to as an "EVENT," and, the date on which such Event occurs, "EVENT DATE"), then, in addition to any other rights available to the Holders under this Agreement or under applicable law, until the applicable Event is cured, with respect to each 30-day period, following such Event Date the Company shall on the last business day of each 30-day period, issue to each Holder shares of Common Stock as follows: (i) with respect to Holders who or which were party to the Purchase Agreement and purchased Registrable Securities thereunder, the Company shall issue to each such Holder such number of shares of Common Stock as shall equal 2% of such Holder's Investment Amount under the Purchase Agreement based on the per Share Purchase Price and (ii) with respect to Sunrise and/or its designee(s), the Company shall issue to each such Holder such number of shares of Common Stock as shall equal 2% of such Holder's Deemed Investment Amount. As used herein, the term "Deemed Investment Amount" shall mean, with respect to a particular Holder, the amount equal to the product of (A) the number of Registrable Securities held by such Holder (other than Penalty Shares), and (B) an amount equal to the Per Share Purchase Price. Any shares issued to Holders under this Section 2(b) shall be referred to as "PENALTY SHARES."


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

            (c) The Company shall not, prior to the Effective Date of the initial Registration Statement filed under Section 2(a), prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others (other than as contemplated in this Agreement) under the Securities Act of any of its equity securities.

            (d) Unless otherwise agreed to by Holders of no less than 50.1% of the Registrable Securities, neither the Company nor any of its securities holders (other than the Holders) may include securities of the Company in any Registration Statement filed pursuant to Section 2(a) other than the Registrable Securities, and that Company shall not after the date hereof enter into any agreement in contravention of the foregoing.

            (e) If at any time during the Effectiveness Period, there is not one or more Registration Statements covering the resale of all Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than of Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and if, within 15 Trading Days after receipt of such notice any such Holder shall so request in writing, the Company shall include in such registration statement the Registrable Securities requested by the Holders to be so included.

      3. Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Not  less  than  five  Trading  Days  prior to the  filing  of a
Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of the "Selling
Stockholders" section of such document, the "Plan of Distribution," any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review and comment of such Holders, together with a Selling Holder Questionnaire (as defined below) and instructions to complete and return the same to the Company within the time frame prescribed by Section 3(j). The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto that does not contain the disclosure containing such Holder as a "Selling Stockholder" as provided to the Company by such Holder in connection therewith.

            (b) (i) Prepare and file with the SEC pre- or post-effective amendments to each Registration Statement and the Prospectus used in connection therewith to include Registrable Securities issued to Investors pursuant to the Purchase Agreement in a Subsequent Closing (as defined in the Purchase Agreement); (ii) prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.


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

            (c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the SEC.

            (f) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (g) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements.

            (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (j) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "SELLING HOLDER QUESTIONNAIRE"). The Company shall not be required to include in a Registration Statement the Registrable Securities of a Holder and shall not be required to pay any damages under Section 2(c) hereof to such Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

            (k) In the time and manner required by each Trading Market, (i) prepare and file with such Trading Market an additional shares listing application covering all the Registrable Securities, (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide to such Holder evidence of such listing and (iv) maintain the listing of all such Registrable Securities on each such Trading Market.


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

            (l) Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of the Registrable Securities, including, without limitation, by making available any documents and information; provided, that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder specifically requests in writing to receive such material, nonpublic information.

            (m) Comply with all applicable rules and regulations of the SEC.

      4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (vii) listing fees to be paid by the Company to any Trading Market. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding the foregoing, the fees and expenses shall not include underwriting discounts and selling fees applicable to the sale.

      5. Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, managers, stockholders, trustees and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, partners, members, managers, stockholders, trustees and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary


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

prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Securities and Exchange Act of 1934, as amended, state ("blue sky") securities laws or any rule or regulation promulgated thereunder and relating to action or inaction required of the Company in connection with any such Registration Statement, Prospectus, amendment or supplement, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.


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

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement requires only the payment of cash or other consideration by the Indemnifying Party on behalf of the Indemnified Party and includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      6. Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

            (c) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii) - (v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing ("ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (d) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holders of no less than 50.1% of the outstanding Registrable Securities. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

            (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number specified in this Agreement later than 4:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:      Advaxis, Inc.
                              212 Carnegie Center
                              Suite 206
                              Princeton, New Jersey 08540
                              Attn: J. Todd Derbin

      If to the Company:      Reitler Brown & Rosenblatt LLC
                              800 Third Avenue
                              21st Floor
                              New York, New York 10022
                              Attn: Gary Schonwald

      If to an Investor:      To the address set forth under such Investor's
                              name on the signature pages hereto.

      If to any other Person who is then the registered Holder:

                              To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced non-exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan, (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE A PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT, THEN THE PREVAILING PARTY IN SUCH PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEY'S FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH PROCEEDING.

            (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (l) Independent Nature of Investors' Obligations and Rights. The obligations of each Investor hereunder is several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The decision of each Investor to acquire Registrable Securities pursuant to the Transaction Documents has been made independently of any other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

            (m) Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonable requested by the other parties hereto to effectuate the purposes of this Agreement.

            (n) Entire Agreement. This Agreement and the Purchase Agreement, together with the Exhibit, Annexes and Schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                     ADVAXIS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:  J. Todd Derbin
                                        Title: Chief Executive Officer

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF INVESTOR TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                          INVESTOR

                                          INDIVIDUAL:


                                          --------------------------------------
                                          Name:

                                          NON-INDIVIDUAL:


                                          --------------------------------------
                                          Name of Entity


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          ADDRESS*:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                          Attention:
                                                    ----------------------------
                                          Facsimile:
                                                    ----------------------------

*  INDIVIDUALS  SHOULD  LIST  THEIR  PRIMARY  RESIDENCE;   COMPANIES  AND  OTHER
NON-NATURAL PERSONS SHOULD LIST THEIR PRINCIPAL PLACE OF BUSINESS

                                                                         Annex A

                              Plan of Distribution

      The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o     ordinary   brokerage   transactions   and   transactions   in  which   the
      broker-dealer solicits Investors;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o     privately negotiated transactions;

o short sales (other than short sales established prior to the effectiveness of the Registration Statement to which this Prospectus is a part)

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o     a combination of any such methods of sale; and

o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

      The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Registrable Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

      Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

      The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholders has represented and warranted to the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

      The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                   Schedule A

                               Open Ventures, LLC
                               University of Pennsylvania
                               Yvonne Paterson
                               Crestwood, LLC
                               Flamm Family Partners LP
                               James Patton
                               Roni Appel
                               William Kahn
                               Trinita LLC
                               Richard Yelovich
                               Charles Kwon
                               Tracy Yun
                               Thomas McKearn
                               Carmel Ventures, Inc.
                               Gene Mancino
                               Lilian Flamm
                               Marilyn Mendell
                               J. Todd Derbin
                               Scott Flamm
                               Jonas Grossman
                                Kerry Propper

                                                                         Annex B

                          SELLING HOLDER QUESTIONNAIRE

A.    GENERAL INFORMATION

      1.    Name:
            Date:


      2.    Principal Office:
            Address:



            Telephone:

            Telecopy:

B.    BENEFICIAL OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

      3.    As of the date hereof:

            (a)   you,

            (b)   your spouse,*

            (c)   your minor children,*

            (d) any other relative of yours or of your spouse who shares your home (if applicable, please name each such relative),*

            (e)   any affiliate of yours, or

            (f) any other associate of yours (if applicable, please name each such associate)

            owned beneficially, directly or indirectly, the following equity securities of the Company and any subsidiary of the Company:

--------
* Please refer to the definitions of beneficial ownership in Appendix A regarding the views of the Securities and Exchange Commission and some courts with respect to securities held by family members.

                                Number of Shares
                                  Beneficially
                                      Owned

Person                 Common Stock             Warrants           Stock Options


TOTAL:

      4. Does any person other than you have the power to vote any of the preceding shares, or the power to dispose of such shares, or does any person share either of those powers with you?

      If so, please describe.



C.    TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

      5. The following describes any transaction within the past three years or any proposed transaction to which the Company or any subsidiary was, is or is to be a party (whether or not in the ordinary course of business) and in which

            (a)   you,

            (b)   any of your immediate family members,

            (c) any firm, corporation, or other entity in which you or any of your immediate family members had, have or will have a position or relationship,

            (d)   any affiliate of yours, or

            (e)   any associate of yours

had, have or will have any direct or indirect interest:

      6. Have you had, or propose to have, any position, office or other relationship in the past three years with the Company, any subsidiary, or any predecessor of the Company?

      If so, please describe:



D.    AFFILIATION WITH BROKER DEALERS

      7. Are you a member of the NASD, an affiliate of a member, a person associated with a member, an associated person of a member or do you have any association or other affiliation through share ownership or otherwise with a member of the NASD?

      If so, please describe:



                                      * * *

      The statements supplied by the undersigned in this questionnaire are true, complete and correct to the best knowledge of the undersigned after reasonable inquiry as of the date hereof. The undersigned hereby confirms that he or it has not entered into any arrangement with an agent or broker-dealer for the sale of the securities held by the undersigned. The undersigned agrees promptly to notify Gary Schonwald of Reitler Brown & Rosenblatt LLC, outside counsel to the Company (212/209-3050), or J. Todd Derbin at the Company (609/497-7555), if any event of which the undersigned becomes aware should occur between now and the termination of the distribution of securities pursuant to the resales contemplated by the Registration Statement that would cause the answer to any question to change or cause the Registration Statement or any amendment to contain a misrepresentation or omission of a material fact relating to the undersigned.


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                   APPENDIX A

Affiliate - An "affiliate" of a specified person is a person that, directly or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with the person specified. For these purposes, "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

Associate - The term "associate" with respect to a person means (a) any corporation or organization (except the Company and its Subsidiaries) of which a person is an officer or partner, or of which such person is, directly or indirectly, the owner beneficially of 10% or more of any class of equity security and (b) any trust or other estate in which a person has a beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity.

Beneficially - The term "beneficially" as applied to an interest in securities describes any interest in the securities in question which entitles a person to any of the rights or benefits of ownership, even though such person is not the holder or owner of record. Interests in securities held in an estate, trust or partnership, or by a nominee, are examples of beneficial interests.

      If a person has any contract, understanding, relationship, agreement or other arrangement with any other person with respect to securities, pursuant to which such first person obtains benefits substantially equivalent to the ownership of securities, that person should consider such securities as "beneficially owned" by it. For purposes of this questionnaire, a person will be regarded as having benefits substantially equivalent to ownership of securities if:

      (a)   directly  or   indirectly,   through  any   contract,   arrangement,
            understanding, relationship or otherwise such person has or shares

            (i) voting power, which includes the power to vote, or to direct the voting of, the security; and/or

            (ii) investment power, which includes the power to dispose of, or to direct the disposition of, the security;

      (b) such person has the right to acquire beneficial ownership of the security, within 60 days, including, but not limited to, any right to acquire

            (i)   through the exercise of any option, warrant or right;

            (ii)  through the conversion of a security;

            (iii) pursuant to a power to revoke a trust,  discretionary  account or similar arrangement; or

            (iv)  pursuant   to   the   automatic   termination   of  a   trust,
                  discretionary account or similar arrangement; or

      (c) such person can apply income from the securities to meet expenses which such person otherwise would meet from other sources.


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

      A person is also considered to be the beneficial owner of a security if such person, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of such security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Securities Exchange Act.

If a person has any reason to believe that any interest such person has in securities, however remote, might be described as a beneficial interest, such interest should be described.

The Securities and Exchange Commission has taken the view, with which some courts have agreed, that a person may be regarded as the beneficial owner of securities held in the name of his spouse, minor children or other relatives of his or his spouse who shares his home, if such relationship results in such person obtaining benefits substantially equivalent to ownership of such securities. We will assume, however, that you do not consider that you beneficially own any securities you list in answer to Question 3 and 4 as being owned by such persons. If you do consider that you are the beneficial owner of such securities, please list them as being owned by you.

Conflict of interest - Presumed to exist when: (a) a member and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the outstanding subordinated debt of a company; (b) a member and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the common equity of a company which is a corporation, or beneficially own a general limited or special partnership interest in 10% or more of the distributable profits or losses of a company; or (c) a member and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the preferred equity of a company.

Immediate Family Member - The term "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

Issuer - The issuer of the securities offered to the public, any selling security holder offering securities to the public, any affiliate of the issuer or selling security holder, and the officers or general partners, directors, employees and security holders thereof.

Member - any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

An entity is deemed to have participated in a public offering where such entity participates in the preparation of the offering or other documents, participates in the distribution of the offering on an underwritten, non-underwritten, or any other basis, furnishes customer and/or broker lists for solicitation, or participates in an advisory or consulting capacity to the issuer related to the offering.

Person - The term "person" refers both to natural persons as well as to business entities such as corporations, partnerships, limited liability companies, associations, joint stock companies, business trusts and unincorporated organizations.


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

Person associated with a member or associated person of a member - Every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, person associated with a member or associated person of a member includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a member or a person associated with a member or associated person of a member. In addition, an organization of any kind is a person associated with a member or associated person of a member if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a member, person associated with a member or associated person of a member.

Underwriter or related person - Underwriters, underwriter's counsel, financial consultants and advisors, finders, members of the selling or distribution group, any member (2) participating in the public offering and any and all other persons associated with or related to, and members of the Immediate Family of, any of such persons.


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